Exhibit 10.1

RELEASE OF CLAIMS

This RELEASE OF CLAIMS ("Release") is made by and between Christi H. Cornette

(“Employee”) and Cincinnati Bell Inc. d/b/a altafiber ("the Company").

WHEREAS, the Company and Employee entered into an Amended and Restated Agreement effective September 7, 2021, as amended (the “Employment Agreement”); and

WHEREAS, the Company and Employee entered into an LTIP Unit Award Agreement effective September 7, 2021 (the “2021 LTIP Agreement”); and

WHEREAS, the Company and Employee entered into an LTIP Unit Award Agreement effective March 8, 2023 (the “2023 LTIP Agreement);

WHEREAS, the Company desires to exercise its right to terminate the Employment Agreement pursuant to Section 13.D thereof;

WHEREAS, pursuant to Section 13.F of the Employment Agreement, Employee agrees to execute and refrain from revoking this Release in consideration of and as a condition precedent to receipt of payments and benefits provided under the applicable provisions of Section 13.D of the Employment Agreement.

Exhibit 10.1

NOW, THEREFORE, in accordance with Section 13.F of the Employment Agreement:

1.
Employee (a) will separate from employment with the Company effective April 1, 2026 (the “Separation Effective Date”); (b) she will not file any administrative charge or lawsuit relating to employment with the Company or separation from employment (provided however that this provision is not intended to apply to an employee’s right to file or assist with a charge of employment discrimination with the Equal Employment Opportunity Commission, a charge of unfair labor practice with the National Labor Relations Board or otherwise engage in protected concerted activity or a whistleblower complaint with the Securities and Exchange Commission or where waiver of the right to file such an administrative charge or complaint otherwise is unenforceable or contrary to law or public policy); (c) fully and completely releases the Company and all of its current and former directors, trustees, officers, employees, agents, all of its related, successor or surviving corporate entities, benefit plans, attorneys, insurers and reinsurers ("Releasees") from any and all claims, including claims of sex, sexual orientation, gender identity, race, national origin, ancestry, age, disability, handicap, religion, marital status, protected veteran or military status discrimination, harassment or retaliation under the Ohio Civil Rights Act, Chapter 4112 of the Ohio Revised Code ("O.R.C."), Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. §§2000e et seq., KRS 344.010 et. seq. the Employee Retirement Income Security Act (ERISA), 29 U.S.C. §§1001 et seq., the Rehabilitation Act of 1973, 29 U.S.C. §§701 et seq., the Reconstruction Era Civil Rights Acts, as amended, 42 U.S.C. §§1981 et seq., the Americans with Disabilities Act (ADA), as amended, 42 U.S.C. §§12101 et seq., the Family and Medical Leave Act, as amended, 29 U.S.C. §§2601 et seq., the Age Discrimination in Employment Act (ADEA) 29 U.S.C. §§ 621 et seq. (including without limitation the Older Workers’ Benefit Protection Act), the Uniformed Services Employment and Reemployment Rights Act, (USERRA) 38 U.S.C. 4301 et seq., and any similar or related state or local statute, regulation or ordinance, the Worker Adjustment and Retraining Notification

Exhibit 10.1

Act, 29 U.S.C. §§ 2100 et seq. and any similar or related state or local regulation or ordinance, the Employee Polygraph Protection Act (EPPA), 29 U.S.C. §§ 2001, et seq., the Fair Credit Reporting Act (FCRA), 15 U.S.C. §§1681, et seq., the Ohio Workers Compensation Anti-Retaliation Act, § 4123.90, , the Ohio Military Leave Law, and any other federal, state, city, or local statute or ordinance. Employee’s release also includes, but is not limited to, claims for compensatory, punitive, liquidated or equitable damages and all common law torts, breach of contract, promissory estoppel, claims for vacation pay, bonus, wrongful termination, claims involving violations of public policy, constructive discharge, or any other claims, which have been, could be or could have been asserted by Employee or on Employee’s behalf in any forum arising out of or connected with employment with the Company, the termination of that employment, or any other event or circumstance occurring or existing prior to the Agreement Date, and from all liability whatsoever, whether now known or unknown; and (d) waives any right to damages or payment of attorneys' fees which may have been incurred in connection with the above-described charges, lawsuits or claims or in negotiating this Agreement, except for awards associated with whistleblower complaints.
2.
Employee affirms and warrants that she has no workplace injuries or occupational diseases. If a Court holds any portion of this Agreement to be unenforceable, then the remainder of this Agreement shall remain in full force and effect.
3.
Pursuant to Section 13.D(i) of the Employment Agreement, Employee will receive a payment of $830,472.52, less applicable withholding taxes, which is equal to two times her current base salary, payable within 60 days of the Separation Date.
4.
Pursuant to Section 13.D(ii) of the Employment Agreement and within 60 days of the Employee’s election of COBRA benefits, Employee will receive a lump sum payment of $16,266.96, less applicable withholding taxes.

Exhibit 10.1

5.
Employee will be deemed vested in 80% of the LTIP Units granted to Employee on September 7, 2021 and March 8, 2023 upon the termination of Employee’s Employment Agreement pursuant to the terms of her 2021 LTIP Agreement and her 2023 LTIP Agreement made under the Red Fiber Holdings, LLC Long-Term Incentive Plan (the “LTI Plan”). Employee will forfeit the remaining 20% of LTIP Units granted to her on September 7, 2021 and March 8, 2023, upon the termination of Employee’s Employment Agreement pursuant to the terms of her 2021 LTIP Agreement and her 2023 LTIP Agreement made under the LTI Plan. Employee’s vested shares will be included in the prorata allocation at the time of the Plan’s distribution. In the event the LTI Plan is subsequently amended or superseded, Employee’s vested LTIP Units will be carried over to such amended or superseded plan consistent with other grantees.
6.
The Company does not, by entering into this Release or otherwise, admit any violation of Title VII, common law, the Ohio Revised Code, contract law, any other statute or law or any of Employee’s rights.
7.
Employee acknowledges that she continues to be bound by the provisions of the Employment Agreement to the extent such provisions apply to periods following termination of the Employment Agreement pursuant to Section 13.F thereof.
8.
Employee acknowledges that the Company has provided a reasonable period of at least twenty-one (21) days to consider this Release. Employee hereby agrees that the above-referenced review period shall not be extended or affected by any material or non-material corrections or amendments to the Release initially presented to Employee by the Company. This Release must be signed, returned to and received by Mary E. Talbott, Chief Legal Officer, 221 E. 4th Street, Cincinnati, OH 45202 (mary.talbott@altafiber.com), no later than 5:00 PM (Eastern) on Wednesday, April 22, 2026. To be valid, this Release must be signed and returned as stated herein. By law, Employee may revoke this Release within seven (7) days after signing it by providing written notice of revocation to Ms. Talbott at the address specified in this paragraph.

Exhibit 10.1

Pursuant to Section 13.F of the Employment Agreement, revocation of this Release relieves the Company of the obligation to pay any amount (other than Accrued Compensation through the Separation Effective Date specified in paragraph 1), otherwise payable to Employee under Section 13.E of said Employment Agreement.

EMPLOYEE, BY SIGNING THIS RELEASE, UNDERSTANDS THAT SHE WILL RETIRE FROM EMPLOYMENT EFFECTIVE ON THE DATE SPECIFIED IN PARAGRAPH ONE, HAS WAIVED ALL CLAIMS AGAINST THE COMPANY AND ITS EMPLOYEES OR OTHER AGENTS, INCLUDING ALL CLAIMS TO REINSTATEMENT, LOST WAGES, BENEFITS OR PAYMENT OF ATTORNEYS' FEES OR OTHER DAMAGES, AND CERTIFIES THAT EMPLOYEE ENTERS INTO THIS RELEASE KNOWINGLY VOLUNTARILY AND AFTER HAVING THE OPPORTUNITY AND BEING ADVISED TO CONSULT WITH AN ATTORNEY AND TO REVIEW THIS DOCUMENT IN ITS ENTIRETY. EMPLOYEE STATES AND ADMITS THAT IN EXECUTING THIS RELEASE EMPLOYEE DOES NOT RELY, AND HAS NOT RELIED, UPON ANY OTHER REPRESENTATION OR STATEMENT MADE BY THE COMPANY OR BY ANY OF ITS AGENTS, REPRESENTATIVES, OR ATTORNEYS WITH REGARD TO THIS RELEASE.

/s/ Christi H. Cornette Date: 3/19/2026

Christi H. Cornette (Release Date)

Cincinnati Bell Inc. d/b/a altafiber

/s/ Mary E. Talbott Date: 3/19/2026

Mary E. Talbott Chief Legal Officer